SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS

Deutsche Money Market Prime Series
Deutsche Cash Investment Trust Class A
Deutsche Cash Investment Trust Class C
Deutsche Cash Investment Trust Class S
The following information replaces the existing disclosure contained under the “AVERAGE ANNUAL TOTAL RETURNS” sub-heading of the “PAST PERFORMANCE” section of the fund’s prospectus.
Average Annual Total Returns
(For periods ended 12/31/2016 expressed as a %) (Class A)
	Class Inception	1 Year	5 Years	10 Years
Class A	3/12/2007	0.02	0.01	0.70
Class C	3/12/2007	0.02	0.01	0.55
Class S	3/12/2007	0.09	0.03	0.78
Total returns would have been lower if operating expenses had not been reduced.
Please Retain This Supplement for Future Reference

December 15, 2017
PROSTKR-994